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EXHIBIT 10.5.2

Second Amendment to the
Amended and Restated Revolving Credit Agreement

This Second Amendment to the Amended and Restated Revolving Credit Agreement (this "Amendment") is made effective as of December 30, 2004 and is entered into between Union Carbide Corporation, as Borrower ("Borrower"), The Dow Chemical Company, as Lender ("Lender"), and Union Carbide Subsidiary C, Inc., Union Carbide Chemicals & Plastics Technology Corporation, UCMG LLC, and Catalysts, Adsorbents & Process Systems, Inc., as the Subsidiary Guarantors (the "Subsidiary Guarantors") (together, the "Parties").

BACKGROUND

The Parties have entered into the Amended and Restated Revolving Credit Agreement dated as of May 28, 2004, as amended by the First Amendment to the Amended and Restated Revolving Credit Agreement dated October 29, 2004 (the "Credit Agreement").

The Parties desire to amend the Credit Agreement according to the terms in this Amendment. Any capitalized terms used in this Amendment, but not otherwise defined in this Amendment, are as defined in the Credit Agreement.

THE AGREEMENT

1.        Amendment to Section 1.1.    The Parties agree to amend Section 1.1 of the Credit Agreement by replacing the definition of "Scheduled Termination Date" in its entirety with the following definition:

        "'Scheduled Termination Date' means December 30, 2005."

2.        Amendment to Section 2.3(b).    The Parties agree to amend Section 2.3(b) of the Credit Agreement by replacing Section 2.3(b) in its entirety with the following provision:

  "(b) In the event of termination of the Commitment pursuant to Section 2.3(a), Lender may, at any time and from time to time, demand payment from Borrower of all or any part of the outstanding Loans together with all accrued and unpaid interest thereon; provided that the repayment date shall be specified in Lender's notice and shall be no earlier than 30 days following Borrower's receipt of Lender's notice, except that, before December 30, 2005, no demands shall be made if the balance of outstanding Loans together with all accrued and unpaid interest will fall below $154,000,000 after payment of any such demand."

3.        No Other Amendment or Waiver.    Except as expressly amended by this Amendment, the Credit Agreement remains in effect in accordance with its terms, and the Parties ratify and confirm the Credit Agreement in all respects.

4.        Execution in Counterparts.    This Amendment may be executed in any number of counterparts and by different Parties in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.

5.        Governing Law.    This Amendment and the rights and obligations of the Parties to this Amendment will be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[Signature pages follow.]

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The Parties agree that this Amendment is effective as of December 30, 2004, and they have caused their authorized representatives to execute this Amendment as dated below.

LENDER:		SUBSIDIARY GUARANTORS:
THE DOW CHEMICAL COMPANY		UNION CARBIDE SUBSIDIARY C, INC.
By:	/s/ J. P. REINHARD	By:	/s/ JOHN P. YIMOYINES
Name:	J. P. Reinhard	Name:	John P. Yimoyines
Title:	Executive Vice President and Chief Financial Officer	Title:	President
BORROWER: UNION CARBIDE CORPORATION		UNION CARBIDE CHEMICALS & PLASTICS TECHNOLOGY CORPORATION
By:	/s/ EDWARD W. RICH	By:	/s/ ALEXANDER J. MAKAI
Name:	Edward W. Rich	Name:	Alexander J. Makai
Title:	Chief Financial Officer, Vice President and Treasurer	Title:	President
UCMG LLC
		By:	/s/ EARL L. SHIPP
		Name:	Earl L. Shipp
		Title:	President
CATALYSTS, ADSORBENTS & PROCESS SYSTEMS, INC.
		By:	/s/ JOHN P. YIMOYINES
		Name:	John P. Yimoyines
		Title:	President

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Second Amendment to the Amended and Restated Revolving Credit Agreement
BACKGROUND
THE AGREEMENT